UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported):  APRIL  4,  2005

                            ORBIT INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)


         DELAWARE                     0-3936          11-1826363
(State  or  other  jurisdiction     (Commission      (IRS  Employer
  of  incorporation)                File  Number)    Identification  No.)

          80  CABOT  COURT
        HAUPPAUGE,  NEW  YORK                           11788
(Address  of  principal  executive  offices)         (Zip  Code)

Registrant's  telephone  number,  including  area  code:  631-435-8300

                       NOT APPLICABLE
                       --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written  communications  pursuant  to Rule 425 under the Securities Act
(17  CFR  230-425)

[  ]     Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR  240.14a-12)

[  ]     Pre-commencement  communications  pursuant  to  Rule 14d-2(b) under the
Exchange  Act  (17  CFR  240.14d-2(b))

[  ]     Pre-commencement  communications  pursuant  to  Rule 13e-4(c) under the
Exchange  Act  (17  CFR  240.13e-4(c))



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ITEM  1.01.  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

     See Item 2.01 below for information concerning loan agreements entered into between the Registrant and its lender and various acquisition agreements concerning the Registrant's acquisition of Tulip Development Laboratory, Inc. and TDL Manufacturing, Inc. on April 4, 2005.

ITEM  2.01.  COMPLETION  OF  ACQUISITION  OR  DISPOSITION  OF  ASSETS

     On April 4, 2005, Orbit International Corp. ("Orbit") completed the acquisition of all of the issued and outstanding capital stock of Tulip Development Laboratory, Inc.("Tulip") and its affiliated manufacturing company, TDL Manufacturing, Inc. ("TDLM"). The Acquisition was pursuant to a Stock Purchase Agreement entered into on December 13, 2004, by and among Orbit, as Buyer, Tulip, TDLM and the respective shareholders of Tulip and TDLM, as the Sellers.

     Headquartered in Quakertown, Pennsylvania, Tulip Development Laboratory is a leading designer and engineering provider of computer peripheral products including custom integrated solutions for keyboards, illuminated data entry devices and displays. TDLM has years of experience in providing both prime defense electronics contractors, as well as commercial customers, with high volume production to support membrane control panel, military vetronic and avionic display program requirements. Orbit is keeping Tulip's operations in Quakertown and it has become part of Orbit's Electronics Segment along with its Orbit Instrument Division.

The Sellers included Richard A. Hetherington, who became President and Chief Operating Officer of Tulip and TDLM following the Closing, his wife Joanne Hetherington, Larry M. Bateman and Stephen G. Hill. There was no material relationship, other than in respect of the transaction, between the Sellers and Orbit or any of its affiliates, or any officer or director of Orbit or any associate of any such director or officer.

The aggregate Purchase Price paid was $8,500,000 subject to post-closing adjustment consisting of $5.0 million in cash, $2.0 million promissory notes to the Sellers and $1.5 million in value, or 164,904 shares of Orbit Common Stock, based on the 20 day average ending March 30, 2005. The Purchase Price is subject to adjustment if the combined tangible assets less distributions is greater than or less than $1,800,000.

The $5.0 million of the purchase price paid in cash was funded by a five-year term loan (the "Loan") among the parties and Merrill Lynch Business Financial Services, Inc. ("MLBFS"). The Loan was made pursuant to a Term Loan and Security Agreement ("Loan Agreement") entered into on April 4, 2005, between Orbit and MLBFS. The collateral installment note for $5.0 million is payable in 60 consecutive monthly installments at an interest rate equal to 2.25% plus the one-month LIBOR. Orbit pledged all of its assets and those of all of its subsidiaries to MLBFS, and each subsidiary including Tulip and TDLM guaranteed the repayment of the loan. Orbit agreed to various financial covenant ratios customary for a transaction of this size. Orbit's working capital line of credit ("WCMA") was increased to up to $2.5 million from $2.0 million as part of the transaction. The WCMA is based on 80% of receivables and 50% of raw material inventory of Orbit and its subsidiaries. The interest rate is 2.0% plus the one-month LIBOR. Orbit and the Sellers executed a Custody, Pledge and Security Agreement under which Orbit pledged to the Sellers all of the stock of Tulip and TDLM ("Tulip Shares") as collateral for its obligations to pay the $2.0 million of promissory notes to the Sellers.

At the Closing of the transaction, Richard A. Hetherington entered into a three-year employment contract with Tulip as President and Chief Operating Officer of Tulip and TDLM. Mr. Hetherington has the option to extend the employment agreement for an additional two-year period on the same terms or become a consultant for up to 40 hours per week. Mr. Hetherington will be employed at Tulip's offices in Quakertown, Pennsylvania. Mr. Hetherington is being compensated at the rate of $350,000 per annum subject to cost of living increases. He will also participate in a bonus pool of Tulip workers. The agreement is terminable for cause (as defined). However, if Tulip terminates Mr. Hetherington's employment other than for cause and Mr. Hetherington resigns for good reason (as defined) he shall be entitled to severance equal to his base salary for the immediate prior year plus bonuses for such year. Mr. Hetherington agreed not to compete with Tulip during the term of his agreement.

The Sellers each executed a subordination agreement to subordinate their interests in the Tulip Shares to the rights of Orbit's lender, MLBFS.

As part of the transaction, Tulip and TDLM entered into a five-year Triple Net Lease for their facilities at 1765 Walnut Lane, Quakertown, Pennsylvania. The landlord is Rudy's Thermo-Nuclear Devices, a Pennsylvania Limited Partnership whose general partner is an entity controlled by Richard A. Hetherington. The net rent is $9,100 per month, or $109,200 for the first year increasing to $10,044, or $120,528 in the last year, with the tenant responsible for all costs, expenses and obligations of every kind. The tenant has an option to extend for an additional five-year term at increasing rents.

ITEM  3.02.  UNREGISTERED  SALES  OF  EQUITY  SECURITIES

     (a) On April 4, 2005, Orbit issued an aggregate of 164,904 shares of its Common Stock (the "Shares").

(b) The Shares were issued to the four former shareholders of Tulip and TDLM pursuant to the acquisition described under Item 2.01 above (the "Tulip Acquisition").

(c) The Shares comprised $2.0 million of the Purchase Price for the Tulip Acquisition.

(d)     The  Shares  were issued pursuant to an exemption claimed by Orbit under
Section 4(2) of the Securities Act of 1933, as amended and Regulation D promulgated thereunder. Each of the Sellers had access to the same information that would have been contained in a registration statement.

(e)     No  convertible  securities  were  issued.

ITEM 5.02. DEPARTURE OF DIRECTORS AND PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     As part of the Tulip Acquisition described above under Item 2.01, Richard Hetherington was appointed President and Chief Operating Officer of Tulip and TDLM.

Mr. Hetherington had been the Chief Executive Officer of Tulip for more than the last five (5) years. There are no family relationships between Mr. Hetherington and any director or executive officer of Orbit, although his wife was an employee of Tulip.

There were no material transactions between Mr. Hetherington and Orbit prior to this transaction.

The  terms  of  Mr. Hetherington's employment agreement are described under Item
2.01  above.

SECTION  9-  FINANCIAL  STATEMENTS  AND  EXHIBITS

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(a)  Financial  statements  of  business  acquired.

     In accordance with Item 9.01(a)(4) of Form 8-K, the Registrant will file the financial statements of the business acquired as required by Item 9.01(a)(1) within seventy one days after the due date of April 8, 2005, for this Report concerning the closing of the transaction.

(b)  Pro  Forma  financial  information.

     In accordance with Item 9.01(b)(2) of Form 8-K, the Registrant will file the pro forma financial information required by Item 9.01(b)(1) within seventy one days after the due date of April 8, 2005, for this Report concerning the closing of the transaction.

(c)  Exhibits.

Listed  below  are  all  exhibits  to  this  Current  Report  of  Form  8-K.

Exhibit  Number     Description

 2.1 Stock Purchase Agreement, dated December 13, 2004, by and among Orbit International Corp., Tulip Development Laboratory, Inc., TDL Manufacturing, Inc. and the respective Shareholders of Tulip Development Laboratories, Inc and TDL Manufacturing, Inc. (foot1 Incorporated by reference herein to the Registrant's Current Report on Form 8-K for December 13, 2004.1)

 10.1 Employment Agreement dated April 4, 2005 between Tulip Development Laboratory, Inc. and Richard A. Hetherington.

 10.2 Custody, Pledge and Security Agreement dated as of April 4, 2005, by and among Orbit International Corp. ("Pledgor") and Richard A. Hetherington, Joanne Hetherington, Larry M. Bateman and Stephen Hill ("Pledgees"

 10.3 Net Lease dated as of April 4, 2005, by and between Rudy's Thermo-Nuclear Devices, as Landlord, and TDL Manufacturing, Inc. and Tulip Development Laboratory, Inc.

 10.4 Term Loan and Security Agreement dated as of April 4, 2005 between Orbit International Corp. and Merrill Lynch Business Financial Services Inc.
        10.5 Collateral Installment Note to Merrill Lynch Business Financial Services Inc. dated as of April 4, 2005, from Orbit International Corp.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:     April  7,  2005


                                Orbit  International  Corp.


                                By: /s/  Dennis  Sunshine
                                    -----------------------
                                    Dennis  Sunshine
                                    Chief  Executive  Officer  and  President